Exhibit 99.1

Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma financial data reflects The Finish Line, Inc.’s (the “Company”) historical results as adjusted on a pro forma basis to give effect to the anticipated disposition of the JackRabbit business (“JackRabbit”). The Company began accounting for the anticipated disposition as a discontinued operation in its consolidated financial statements for the period ended November 26, 2016.

The unaudited pro forma consolidated statements of operations for the fiscal years ended February 27, 2016 and February 28, 2015 and for the thirteen weeks ended August 27, 2016, May 28, 2016, February 27, 2016, August 29, 2015, and May 30, 2015 present the Company’s results of operations assuming that the anticipated disposition of JackRabbit had been completed on the first day of these respective periods presented. The adjustments set forth in the “JackRabbit” column represent the actual JackRabbit results with no further pro forma adjustments.

The unaudited pro forma consolidated statements of operations for the periods presented do not purport to represent what the Company’s consolidated results of operations actually would have been had the disposition of JackRabbit occurred on the dates noted above, or to project our consolidated results of operations for any future periods. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances. The pro forma results should be read in conjunction with the consolidated financial statements and notes thereto in the Company’s Annual Report on Form 10-K for the year ended February 27, 2016 and the Company’s Quarterly Report on Form 10-Q for the quarterly periods ended August 27, 2016, May 28, 2016, August 29, 2015, and May 30, 2015.

About The Finish Line, Inc.

The Finish Line, Inc. is a premium retailer of athletic shoes, apparel and accessories. Headquartered in Indianapolis, Finish Line has approximately 970 Finish Line branded locations primarily in U.S. malls and shops inside Macy’s department stores and employs more than 14,000 sneakerologists who help customers every day connect with their sport, their life and their style. Online shopping is available at www.finishline.com and www.macys.com. Mobile shopping is available at m.finishline.com. Follow Finish Line on Twitter at Twitter.com/FinishLine or Twitter.com/FinishLineNews and “like” Finish Line on Facebook at Facebook.com/FinishLine. Track loyalty points and find store and product information with the free Finish Line app downloadable for iOS and Android customers.

Forward-Looking Statements

The unaudited pro forma financial statements include information, statements, and assumptions that are or may be considered “forward-looking” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by the use of words or phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “outlook,” “potential,” “optimistic,” “confidence,” “continue,” “evolve,” “expand,” “growth” or words and phrases of similar meaning. Statements that describe objectives, plans, or goals also are forward-looking statements.

All of these forward-looking statements are subject to risks, management assumptions and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. The principal risk factors that could cause actual performance and future actions to differ materially from the forward-looking statements include, but are not limited to, the company’s reliance on a few key vendors for a majority of its merchandise purchases (including a significant portion from one key vendor); the availability and timely receipt of products; the ability to timely fulfill and ship products to customers; fluctuations in oil prices causing changes in gasoline and energy prices, resulting in changes in consumer spending as well as increases in utility, freight and product costs; product demand and market acceptance risks; deterioration of macroeconomic and business conditions; the inability to locate and obtain or retain acceptable lease terms for the company’s stores; the effect of competitive products and pricing; loss of key employees; execution of strategic growth initiatives (including actual and potential mergers and acquisitions and other components of the company’s capital allocation strategy); cybersecurity risks, including breach of customer data; a major failure of technology and information systems; risks associated with any strategic alternatives carried out with respect to JackRabbit, including any sale or similar transaction; and the other risks detailed in the company’s Securities and Exchange Commission filings. Readers are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements included herein are made only as of the date of this report and Finish Line undertakes no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.

	The Finish Line, Inc. Unaudited Pro Forma Consolidated Statements of Operations For the Thirteen Weeks Ended August 27, 2016 (In thousands, except per share data)
	Thirteen Weeks Ended
	Historical	JackRabbit	Pro Forma
Net sales	$509,403	$(24,247)	$485,156
Cost of sales (including occupancy costs)	349,929	(18,482)	331,447
Gross profit	159,474	(5,765)	153,709
Selling, general, and administrative expenses	124,224	(7,713)	116,511
Impairment charges and store closing costs	336	(154)	182
Operating income	34,914	2,102	37,016
Interest expense, net	(32)	—	(32)
Income from continuing operations before income taxes	34,882	2,102	36,984
Income tax expense	12,807	820	13,627
Net income	$22,075	$1,282	$23,357
Earnings per share attributable to The Finish Line, Inc. shareholders:
Basic	$0.53		$0.56
Diluted	$0.53		$0.56
Weighted average shares outstanding:
Basic	40,944		40,944
Diluted	41,122		41,122

	The Finish Line, Inc. Unaudited Pro Forma Consolidated Statements of Operations For the Thirteen Weeks Ended May 28, 2016 (In thousands, except per share data)
	Thirteen Weeks Ended
	Historical	JackRabbit	Pro Forma
Net sales	$453,515	$(23,471)	$430,044
Cost of sales (including occupancy costs)	313,704	(16,837)	296,867
Gross profit	139,811	(6,634)	133,177
Selling, general, and administrative expenses	124,899	(7,350)	117,549
Impairment charges and store closing costs	35	(35)	—
Operating income	14,877	751	15,628
Interest income, net	6	—	6
Income from continuing operations before income taxes	14,883	751	15,634
Income tax expense	5,257	289	5,546
Net income	$9,626	$462	$10,088
Earnings per share attributable to The Finish Line, Inc. shareholders:
Basic	$0.23		$0.24
Diluted	$0.23		$0.24
Weighted average shares outstanding:
Basic	41,769		41,769
Diluted	41,890		41,890

	The Finish Line, Inc. Unaudited Pro Forma Consolidated Statements of Operations For the Thirteen Weeks Ended February 27, 2016 (In thousands, except per share data)
	Thirteen Weeks Ended
	Historical	JackRabbit	Pro Forma
Net sales	$580,254	$(20,409)	$559,845
Cost of sales (including occupancy costs)	383,961	(15,116)	368,845
Gross profit	196,293	(5,293)	191,000
Selling, general, and administrative expenses	144,580	(7,986)	136,594
Impairment charges and store closing costs	48,183	(5,041)	43,142
Operating income	3,530	7,734	11,264
Interest expense, net	(61)	—	(61)
Income from continuing operations before income taxes	3,469	7,734	11,203
Income tax (benefit) expense	(567)	3,011	2,444
Net income	$4,036	$4,723	$8,759
Earnings per share attributable to The Finish Line, Inc. shareholders:
Basic	$0.09		$0.20
Diluted	$0.09		$0.20
Weighted average shares outstanding:
Basic	43,415		43,415
Diluted	43,513		43,513

	The Finish Line, Inc. Unaudited Pro Forma Consolidated Statements of Operations For the Thirteen Weeks Ended August 29, 2015 (In thousands, except per share data)
	Thirteen Weeks Ended
	Historical	JackRabbit	Pro Forma
Net sales	$483,150	$(24,437)	$458,713
Cost of sales (including occupancy costs)	323,943	(16,097)	307,846
Gross profit	159,207	(8,340)	150,867
Selling, general, and administrative expenses	117,604	(8,155)	109,449
Impairment charges and store closing costs	160	—	160
Operating income	41,443	(185)	41,258
Interest income (expense), net	1	—	1
Income from continuing operations before income taxes	41,444	(185)	41,259
Income tax expense	15,583	124	15,707
Net income from continuing operations	25,861	(309)	25,552
Net loss attributable to redeemable noncontrolling interest	41	(41)	—
Net income attributable to The Finish Line, Inc.	$25,902	$(350)	$25,552
Earnings per share attributable to The Finish Line, Inc. shareholders:
Basic	$0.57		$0.56
Diluted	$0.57		$0.56
Weighted average shares outstanding:
Basic	44,866		44,866
Diluted	45,207		45,207

	The Finish Line, Inc. Unaudited Pro Forma Consolidated Statements of Operations For the Thirteen Weeks Ended May 30, 2015 (In thousands, except per share data)
	Thirteen Weeks Ended
	Historical	JackRabbit	Pro Forma
Net sales	$443,394	$(23,996)	$419,398
Cost of sales (including occupancy costs)	304,418	(16,135)	288,283
Gross profit	138,976	(7,861)	131,115
Selling, general, and administrative expenses	116,457	(8,381)	108,076
Impairment charges and store closing costs	168	—	168
Operating income	22,351	520	22,871
Interest expense, net	(2)	—	(2)
Income from continuing operations before income taxes	22,349	520	22,869
Income tax expense	8,615	185	8,800
Net income from continuing operations	13,734	335	14,069
Net loss attributable to redeemable noncontrolling interest	55	(55)	—
Net income attributable to The Finish Line, Inc.	$13,789	$280	$14,069
Earnings per share attributable to The Finish Line, Inc. shareholders:
Basic	$0.30		$0.31
Diluted	$0.30		$0.30
Weighted average shares outstanding:
Basic	45,436		45,436
Diluted	45,719		45,719

	The Finish Line, Inc. Unaudited Pro Forma Consolidated Statements of Operations For the Year Ended February 27, 2016 (In thousands, except per share data)
	Historical	JackRabbit	Pro Forma
Net sales	$1,888,888	$(89,906)	$1,798,982
Cost of sales (including occupancy costs)	1,305,896	(62,936)	1,242,960
Gross profit	582,992	(26,970)	556,022
Selling, general, and administrative expenses	503,660	(33,824)	469,836
Impairment charges and store closing costs	48,692	(5,055)	43,637
Operating income	30,640	11,909	42,549
Interest expense, net	(65)	—	(65)
Income from continuing operations before income taxes	30,575	11,909	42,484
Income tax expense	8,779	4,783	13,562
Net income from continuing operations	21,796	7,126	28,922
Net loss attributable to redeemable noncontrolling interest	96	(96)	—
Net income attributable to The Finish Line, Inc.	$21,892	$7,030	$28,922
Earnings per share attributable to The Finish Line, Inc. shareholders:
Basic	$0.49		$0.64
Diluted	$0.48		$0.64
Weighted average shares outstanding:
Basic	44,565		44,565
Diluted	44,787		44,787

	The Finish Line, Inc. Unaudited Pro Forma Consolidated Statements of Operations For the Year Ended February 28, 2015 (In thousands, except per share data)
	Historical	JackRabbit	Pro Forma
Net sales	$1,820,586	$(69,879)	$1,750,707
Cost of sales (including occupancy costs)	1,236,783	(54,419)	1,182,364
Gross profit	583,803	(15,460)	568,343
Selling, general, and administrative expenses	459,455	(27,446)	432,009
Impairment charges and store closing costs	3,918	(1,888)	2,030
Operating income	120,430	13,874	134,304
Interest expense, net	(15)	—	(15)
Income from continuing operations before income taxes	120,415	13,874	134,289
Income tax expense	40,673	4,518	45,191
Net income from continuing operations	79,742	9,356	89,098
Net loss attributable to redeemable noncontrolling interest	2,251	(2,251)	—
Net income attributable to The Finish Line, Inc.	$81,993	$7,105	$89,098
Earnings per share attributable to The Finish Line, Inc. shareholders:
Basic	$1.71		$1.86
Diluted	$1.70		$1.85
Weighted average shares outstanding:
Basic	47,268		47,268
Diluted	47,658		47,658

Media Contact:	Investor Contact:
Dianna Boyce	Ed Wilhelm
Corporate Communications	Chief Financial Officer
317-613-6577	317-613-6914